LVEM-SUMSUP-2

Summary Prospectus Supplement dated February 1, 2017

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Low Volatility Emerging Markets Fund

Andrew Waisburd will no longer serve as Portfolio Manager to Invesco Low Volatility Emerging Markets Fund. All references to Mr. Waisburd in the prospectuses are hereby removed as of the date set forth above.

LVEM-SUMSUP-2